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                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1
                                       AND
                                  WAIVER NO. 2
                                TO AND UNDER THE
                                CREDIT AGREEMENT

                              --------------------

      AMENDMENT NO. 1 AND WAIVER NO. 2 (this "Amendment and Waiver"), dated as of June 15, 1998, to and under the Credit Agreement, dated as of March 18, 1998, by and among ROBOTIC VISION SYSTEMS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") (the "Credit Agreement").

                                    RECITALS

      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend Section 8.1(f) of the Credit Agreement to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment and Waiver are willing to do so subject to the terms and conditions hereof.

      C. The Borrower has requested that the Administrative Agent and the Lenders waive compliance with Section 8.5(d)(i) of the Credit Agreement to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment and Waiver are willing to do so subject to the terms and conditions hereof.

      D. Reference is made to the Settlement Agreement, dated June 12, 1998, by and between the Borrower and General Scanning Inc., a Massachusetts corporation ("GSI") (the "Settlement Agreement").

      E. Reference is also made to the Subordination Agreement, dated as of June ___, 1998, by and among the Borrower, GSI and the Administrative Agent (the "Subordination Agreement").

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Definitions.

                  "Settlement Agreement Transaction": shall mean the
            consummation, according to the terms of the Settlement Agreement,
            (i) of the acquisition by the Borrower from

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            GSI, of an exclusive license to use GSI's 2-dimensional and
            3-dimensional laser scanning technology and the peripheral documentation, (ii) a non-competition agreement by and between the Borrower and GSI, and (iii) other agreements made in connection therewith.

                  "GSI Note" shall mean the Promissory Note, dated June 12,
            1998, made by the Borrower in favor of GSI, in the principal amount of $2,250,000.

      2. Section 8.1(f) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (1) unsecured subordinated Indebtedness of the Borrower under the GSI Note, provided that no Default or Event of Default shall exist immediately before and after giving effect thereto and all of the representations and warranties contained in Article 4 shall be true and correct as if then made (except (i) the representation contained in the last sentence of Section 4.4 and (ii) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date).

      3. Solely with respect to the Settlement Agreement Transaction, the Administrative Agent hereby waives compliance with the provisions of Section 8.5(d)(i) of the Credit Agreement for the period from and including the date 10 days prior to the Settlement Agreement Transaction through and including the date of the Settlement Agreement Transaction.

      4. Paragraphs 1 through 3 of this Amendment and Waiver shall not be effective until the following has occurred:

                  (a) The Administrative Agent shall have executed this Amendment and Waiver and shall have received the consent thereto of Required Lenders, the Borrower and the Subsidiary Guarantors;

                  (b) The Administrative Agent shall have received such other documents as it shall reasonably request.

      5. The effectiveness of this Amendment presumes the receipt by the Administrative Agent of the Subordination Agreement duly executed by each of GSI, the Borrower and the Administrative Agent. If the Subordination Agreement is not delivered to the Administrative Agent by the Borrower and GSI by June 26, 1998, this Amendment shall be null and void.

      6. By their execution at the foot hereof, each of the Borrower and each Subsidiary Guarantor hereby reaffirms and admits the validity and enforceability of the


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Credit Agreement and the other Loan Documents and all of its obligations thereunder and admits that it has no defense, offset or counterclaim thereto.

      7. This Amendment and Waiver and the consents hereto may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Waiver and the consents hereto to produce or account for more than one counterpart signed by the party to be charged.

      8. This Amendment and Waiver is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.


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                          ROBOTIC VISION SYSTEMS, INC.
                        AMENDMENT NO. 1 AND WAIVER NO. 2
                        TO AND UNDER THE CREDIT AGREEMENT

      IN WITNESS WHEREOF, the Administrative Agent has caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 THE BANK OF NEW YORK, individually
                                 and as Administrative Agent


                                 By: ______________________________________
                                 Name: ____________________________________
                                 Title: ___________________________________

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                          ROBOTIC VISION SYSTEMS, INC.
                        AMENDMENT NO. 1 AND WAIVER NO. 2
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

FIRST UNION NATIONAL BANK


By: ______________________________________
Name: ____________________________________
Title: ___________________________________

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                          ROBOTIC VISION SYSTEMS, INC.
                        AMENDMENT NO. 1 AND WAIVER NO. 2
                        TO AND UNDER THE CREDIT AGREEMENT

CONSENTED TO:

FLEET BANK, N.A.


By: ______________________________________
Name: ____________________________________
Title: ___________________________________